UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 30, 2025
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

(650) 564-7820
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01             Entry into a Material Definitive Agreement

On September 30, 2025 (the “Settlement Date”), Momentus Inc. (“Momentus” or the “Company”) entered into a General Release and Settlement Agreement (the “Settlement Agreement”) with Baker & McKenzie LLP (“B&M”) to settle the total debt of $1,122,171 (the “Total Debt”) owed by the Company to B&M as of the Settlement Date (the “Settlement”).

Settlement Agreement

Pursuant to the terms of the Settlement Agreement, Momentus agreed to (i) pay B&M $50,000 in cash by no later than the Settlement Date and (ii) issue to B&M a combination of the Company’s Class A common stock, par value $0.00001 per share (“Common Stock”), and pre-funded warrants (“Warrants”, and together with the Common Stock, the “Securities”) with an aggregate value of $1,072,171, in accordance with a Securities Purchase Agreement (the “Purchase Agreement”) entered into by the Company and B&M on the Settlement Date.

The Settlement Agreement provides that the Company issue to B&M (i) the Common Stock at an amount equal to a ten percent (10%) discount to the five-day volume weighted average price per share as of the trading day immediately prior to the issuance date, which was $1.161 per share of Common Stock as of the Settlement Date, and (ii) the Warrants at the per share effective price less $0.00001 per Warrant, which was $1.16099 per Warrant as of the Settlement Date. Momentus and B&M further mutually agreed to release one another from any and all claims arising out of or relating to any agreements or business dealings between the parties prior to the Settlement Date.

Securities Purchase Agreement

Pursuant to the Purchase Agreement, the Company issued to B&M 580,594 shares of Common Stock and Warrants to purchase 342,895 shares of Common Stock.

The Purchase Agreement contains representations and warranties of the Company and B&M which are typical for transactions of this type. In addition, the Purchase Agreement contains customary covenants on the Company’s part that are typical for transactions of this type, as well as an additional covenant obligating the Company to indemnify B&M and various related parties for certain losses including those resulting from (i) any material breach of any representation, warranty, covenant or agreement made by the Company in the Purchase Agreement, (ii) certain claims by any stockholder of the Company who is not affiliated with the purchaser, and (iii) certain claims arising from a violation by the Company of any securities laws.

Pre-Funded Warrants

The Warrants entitle the holder to purchase up to 342,895 shares of Common Stock (the “Warrant Shares”). The Warrants are exercisable immediately and terminate once exercised in full. The aggregate exercise price of the Warrants, except for a nominal exercise price of $0.00001 per Warrant Share, was pre-funded to the Company on or prior to the Settlement Date and, consequently, no additional consideration (other than the nominal exercise price of $0.00001 per Warrant Share) is required to be paid by the holder to effect any exercise of the Warrants. The remaining unpaid exercise price per Warrant Share under the Warrants is $0.00001, subject to adjustment as set forth therein. The Warrants may not be exercised if the aggregate number of shares of the Common Stock beneficially owned by the holder would exceed 4.99% immediately after exercise thereof, which ownership cap may be increased by the holder up to 9.99% upon 61 days’ prior notice.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company and B&M entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to register the resale of the shares of Common Stock issued to B&M pursuant to the Settlement and those issuable to B&M upon conversion and exercise of the Warrants on a registration statement on Form S-3 (the “Registration Statement”) to be filed with the United States Securities and Exchange Commission (the “SEC”) within 30 days after the date of the Registration Rights Agreement and to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) by the 15th calendar day following the filing of the Registration Statement or, in the event of a “limited review” by the SEC, the 45th calendar day following the filing of the Registration Statement or, in the event of a “full review” by the SEC, the 60th calendar day following the filing of the Registration Statement, and in any event by the fifth business day after the date the Company is notified by the SEC that the Registration Statement will not be reviewed or will not be subject to further review.

The foregoing descriptions of the Settlement Agreement, Purchase Agreement, Pre-funded Warrants, and Registration Rights Agreement are incomplete and are subject to, and qualified in their entirety by reference to the full text thereof, copies of each of which are attached hereto as Exhibits 10.1, 10.2, 4.1, and 10.3, respectively, each of which is incorporated herein in its entirety by reference.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03.

Item 3.02             Unregistered Sales of Equity Securities

The information contained above in Item 1.01 of this Current Report on Form 8-K related to the Settlement Agreement, Purchase Agreement, Pre-funded Warrants, and Registration Rights Agreement is hereby incorporated by reference into this Item 3.02. The Securities were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(c) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws. The Securities may not be offered or sold in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Pre-Funded Common Stock Purchase Warrant, dated September 30, 2025, between Momentus Inc. and Baker & McKenzie LLP.
10.1	General Release and Settlement Agreement, dated September 30, 2025, between Momentus Inc. and Baker & McKenzie LLP.
10.2	Securities Purchase Agreement, dated September 30, 2025, between Momentus Inc. and Baker & McKenzie LLP.
10.3	Registration Rights Agreement, dated September 30, 2025, between Momentus Inc. and Baker & McKenzie LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Lon Ensler
		Name:	Lon Ensler
Dated:	October 6, 2025	Title:	Chief Financial Officer